                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 17, 2002



                                  NOVELL, INC.
                              --------------------
                 (Exact Name of Registrant Specified in Charter)


        Delaware                    0-13351                   87-0393339
    ----------------         ---------------------        ------------------
     (State or Other           (Commission File            (I.R.S. Employer
     Jurisdiction of                Number)               Identification No.)
     Incorporation)



                1800 South Novell Place
                     Provo, Utah                                  84606
  ------------------------------------------------------      --------------
        (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (801) 429-7000



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On July 17, 2002, Novell, Inc., a Delaware corporation ("Novell"), and SilverStream Software, Inc., a Delaware corporation ("SilverStream"), issued a joint press release announcing the closing of Novell's tender offer ("Offer") for the shares of common stock of SilverStream. The Offer expired at 9:00 a.m., New York City time, on Wednesday, July 17, 2002. A copy of the joint press release issued by Novell and SilverStream on July 17, 2002 providing the results of the Offer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      Based on preliminary information provided by Mellon Investor Services LLC, the depositary for the Offer, approximately 23,369,104 shares of SilverStream common stock were validly tendered into the Offer (including 3,223,836 shares tendered by notice of guaranteed delivery), which represents approximately
99.8% of SilverStream's outstanding common stock (based upon 23,427,448 shares outstanding as of July 17, 2002), and Novell has irrevocably accepted such shares for payment. Tendering stockholders will be paid $9.00 per share for each validly tendered share.

      The tender offer was made pursuant to an Agreement and Plan of Merger, dated as of June 9, 2002, among SilverStream, Novell and Delaware Planet Inc. ("Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Novell (the "Merger Agreement"). The details of the tender offer were disclosed in a Tender Offer Statement on Schedule TO, filed with the Securities and Exchange Commission on June 18, 2002.

      Further, pursuant to the Merger Agreement, Purchaser will be merged (the "Merger") with and into SilverStream with the surviving company becoming a wholly-owned subsidiary of Novell. Novell anticipates that the Merger will be accomplished under Section 253 of the General Corporation Law of the State of Delaware providing for the merger of Purchaser into SilverStream without a vote of SilverStream stockholders. Following the Merger, all remaining SilverStream stockholders who did not tender their shares in the tender offer will be paid the same $9.00 per share in cash paid in the tender offer. Upon completion of the Merger, SilverStream will derigister its common stock and will no longer be publicly traded.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements

            The financial statements of SilverStream required by this item will be filed by amendment to this report as soon as practicable, but no later than 60 days after the date hereof.

      (b)   Pro Forma Financial Information

            The pro forma financial information as required by this item will be filed by amendment to the this report as soon as practicable, but no later than 60 days after the date hereof.

      (c)   Exhibits.

       Exhibit Number                    Description of Document
       --------------                    -----------------------
            99.1                         Joint Press Release dated July 17,
                                         2002 (incorporated by reference to
                                         the Schedule TO/A filed by Novell
                                         with the SEC on July 17, 2002).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NOVELL, INC.
                                              (Registrant)

                                              By:/s/ Joseph A. LaSala, Jr.
                                                 --------------------------
                                                 Joseph A. LaSala, Jr.
                                                 Senior Vice President, General
                                                 Counsel and Secretary


Dated: July 17, 2002

                                  Exhibit Index

        Exhibit
        -------
          99.1          Joint Press Release dated July 17, 2002 ( incorporated
                        by reference to the Schedule TO/A filed by Novell with
                        the SEC on July 17, 2002).